UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska                 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period: 6/30/13

ITEM 1.  REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

SMH Representation Trust

June 30, 2013

SMH Capital Advisors, Inc.

4800 Overton Plaza, STE 300

Fort Worth, TX 76109

Letter to SMH Representation Trust Shareholders

Fiscal Year Ended June 30, 2013

Dear Fellow Shareholders,

The high yield asset class has continued its push forward in the face of both foreign and domestic pressures.  Many corporations continued to conservatively position their balance sheets thwarting any potential macro concerns.  These actions have benefitted the high yield asset class as default rates remain at historically low levels.

The SMH Representation Trust’s total returns for the year ended 06/30/13 as compared to the BofA Merrill Lynch U.S. Cash Pay High Yield Index (J0A0)i were as follows:

	Year Ended (6/30/13)[1]	Since Inception 05/24/10[1]
SMH Representation Trust BofA Merrill Lynch U.S. Cash Pay High Yield Index[2]	5.80% 9.44%	10.39% 10.56%

1 The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month end can be obtained by calling 1-866-447-4228. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The SMH Representation Trust posted positive returns for the year, but underperformed its benchmark, the BofA Merrill Lynch U.S. Cash Pay High Yield Index.  The underperformance was directly attributed to the significant outperformance of certain sectors.  Due to our proprietary investment process, which primarily focuses on the balance sheet of businesses, we are precluded from investing in certain sectors. The best example of this is the banking sector of the index.  Banks remain one of the largest components of the index and provided the largest sector return during the period.  We did not participate in the run up since we remain extremely disciplined to our security selection process and will not chase returns in sectors or companies that do not fit within our philosophy. Returns were also affected by certain individual positions within the Fund that underperformed, as they represented a much larger allocation to the Fund than they did to the index.  While these factors could affect short-term performance, we continue to keep the goal of long-term performance above market returns a top priority.

Our advocacy remains for focused active management within the high yield asset class.  The BofA Merrill Lynch U.S. Cash Pay High Yield Index currently tracks more than 2,000 individual securities making it almost impossible for any investor to replicate.

SMH Capital Advisors, (“SMHCA”), consistently emphasizes the following strategies in an attempt to add returns above the interest income.

Company Buybacks and Tenders

 Because our fundamental research starts with companies who have strong balance sheets, some of the holdings were either tendered above par value or bought back by the issuers on the open market. This leads to capital gains ahead of maturity schedule.

Rolling Down the Curve

 As the holdings get shorter in maturity, the ‘spread’ also narrows and the yield to maturity lessens, thus the holding experiences a price increase. SMHCA captures this price increase by selling selected shorter positions and then moving ‘out’ the curve to capture a higher yield to maturity. SMHCA always attempts to keep the entire portfolio in the intermediate duration and maturity range.

High coupon defensive positions

The Portfolio Management Team has increased allocation to bonds with 10%+ coupons that it believes are expected to be called in the short to intermediate term. These holdings are considered to be relatively stable and provide what the Portfolio Management Team considered to be attractive yield to worst.

As of June 30, 2013, the Fund’s equity holdings were divided among economic sectors as follows (unaudited):

Industry
Coal	6.5%	Retail	10.2%
Investment Companies	7.9%	Semiconductors	9.3%
Home Builders	4.6%	Telecommunications	14.0%
Lodging	12.5%	Transportation	9.2%
Mining	7.8%	Total Common:	98.4%
Oil & Gas	11.7%	Cash	1.6%
Pipelines	4.7%	Total Portfolio	100.0%

        SMHCA remains committed to attempting to source the best risk to return opportunities in the high yield market based on our methodologies and disciplines. As a concentrated, alpha focused manager, we do not have the ability to gauge or control market price volatility. However, we will continue to position the fund holdings to capture interest income and capital gains as we keep long-term above market total returns in perspective for our clients.

2 The BofA Merrill Lynch US Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. "Global" securities (debt issued simultaneously in the Eurobond and U.S. domestic bond markets), 144a securities, pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Deferred interest bonds that are not yet accruing a coupon and original issue zero coupon bonds are excluded from the index. Taxable and tax exempt U.S. municipal, DRD-eligible and defaulted securities are excluded from the Index.

1876-NLD-8/5/2013

SMH Representation Trust
PORTFOLIO REVIEW (Unaudited)
June 30, 2013

The Fund's performance figures* for the year ended June 30, 2013, compared to its benchmark:

	1 Year Return	3 Year Return	Since Inception**
SMH Representation Trust	5.80%	10.34%	10.39%
BofA Merrill Lynch U.S. Cash Pay High Yield Index (a)	9.44%	10.40%	10.56%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund's investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until October 31, 2013. Without these waivers, the Fund's total annual operating expenses would have been 0.80%, per the prospectus dated November 1, 2012. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market.

** Inception date is May 24, 2010.
Comparison of the Change in Value of a $10,000 Investment

The percentages in the above chart are based on the portfolio holdings as a percentage of net assets of the Fund as of June 30, 2013 and are subject to change.

	SMH Representation Trust
	SCHEDULE OF INVESTMENTS
	June 30, 2013

Shares	COMMON STOCK - (0.00%)	Value

	Hotels Restaurants & Leisure - (0.00%)
2,429	Trump Entertainment Resorts, Inc. **†#	$ -
	TOTAL COMMON STOCK (Cost $7,362)	-

Principal	CONVERTIBLE CORPORATE BONDS - (8.33%)

	Investment Companies (7.93%)
$ 2,495,000	Ares Capital Corp., 5.125%, 6/1/2016	2,655,903
3,730,000	Prospect Capital Corporation, 5.50%, 8/15/2016	3,984,106
		6,640,009

	Semiconductors & Semiconductor Equipment - (0.40%)
4,588,000	Energy Conversion Devices, Inc., escrow receipts ***#	334,006

	TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $8,061,904)	6,974,015

	CORPORATE BONDS - (90.01%)

	Coal - (6.49%)
1,853,000	Alpha Natural Resources, Inc., 9.75%, 4/15/2018	1,785,829
4,381,000	Arch Coal, Inc., 7.00%, 6/15/2019	3,647,182
		5,433,011
	Home Builders - (4.63%)
3,709,000	Beazer Homes USA, Inc., 9.125%, 5/15/2019	3,875,905

	Lodging - (12.48%)
3,715,000	Caesars Entertainment Operating Co., Inc., 11.25%, 6/1/2017	3,868,244
2,286,000	CityCenter Holdings LLC, 7.625%, 1/15/2016	2,408,872
4,018,000	Marina District Finance Co., Inc., 9.875%, 8/15/2018	4,173,698
		10,450,814
	Mining - (7.76%)
2,476,000	Thompson Creek Metals Co., Inc., 9.75%, 12/1/2017	2,581,230
4,034,000	Molycorp, Inc., 10.00%, 6/1/2020	3,923,065
		6,504,295
	Oil & Gas - (11.71%)
7,697,000	ATP Oil & Gas Corp., 11.875%, 5/1/2015 ***	86,591
1,485,000	BreitBurn Energy Partners, 8.625%, 10/15/2020	1,574,100
1,518,000	Forbes Energy Services Ltd., 9.00%, 6/15/2019	1,474,358
2,415,000	Northern Oil and Gas, Inc., 8.00%, 6/1/2020	2,430,094
1,672,000	Penn Virginia Corp., 7.25%, 4/15/2019	1,605,120
2,393,000	United Refining Co., 10.50%, 2/28/2018	2,638,283
		9,808,546
	Pipelines - (4.71%)
3,800,000	Niska Gas Storage US LLC, 8.875%, 3/15/2018	3,942,500

	Retail - (10.15%)
4,877,000	JC Penney Corp., Inc., 5.65%, 6/1/2020	4,054,006
6,417,000	Radioshack Corp., 6.75%, 5/15/2019	4,443,773
		8,497,779
	Semiconductors - (8.91%)
4,297,000	Advanced Micro Devices, Inc., 7.75%, 8/1/2020	4,178,832
3,176,000	Amkor Technology, Inc., 7.375%, 5/1/2018	3,283,190
		7,462,022
	SMH Representation Trust
	SCHEDULE OF INVESTMENTS (Continued)
	June 30, 2013

Principal		Value

	Telecommunications - (13.96%)
$ 3,977,000	Cricket Communications, Inc., 7.75%, 10/15/2020	$ 3,817,920
3,294,000	Level 3 Financing, Inc., 10.00%, 2/1/2018	3,549,285
5,560,000	NII Capital Corp., 7.625%, 4/1/2021	4,322,900
		11,690,105
	Transportation - (9.21%)
3,851,000	Navios Maritime Holdings, Inc., 8.875%, 11/1/2017	3,985,785
3,518,000	PHI, Inc., 8.625%, 10/15/2018	3,729,080
		7,714,865

	TOTAL CORPORATE BONDS (Cost $82,199,500)	75,379,842

Shares	SHORT-TERM INVESTMENTS - (0.37%)

307,477	Fidelity Institutional Money Market Fund - Institutional Class, 0.12%*	307,477
	TOTAL SHORT-TERM INVESTMENTS - (Cost $307,477)	307,477

	TOTAL INVESTMENTS (Cost $90,576,243)(a) - 98.71%	$ 82,661,334

	OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 1.29%	1,082,013

	NET ASSETS - 100.00%	$ 83,743,347

	* Money Market fund: interest rate reflects seven-day yield on June 30, 2013.
	** The security is illiquid; the security represents 0.00% of net assets.
	*** Represents issuer in default on interest payments; non-income producing security.
	† Non income producing security.
	# The value of this security has been determined in good faith under policies of the Board of Trustees.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $90,576,243, and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation	$ 1,889,674
	Unrealized depreciation	(9,804,583)
	Net unrealized depreciation	$ (7,914,909)

	Country of Issuer	Percentage
	United States	90.50%
	Marshall Islands	4.76%
	Canada	3.08%
		98.34%
	Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2013.

The accompanying notes are an integral part of these financial statements.

SMH Representation Trust
Statement of Assets and Liabilities
June 30, 2013

ASSETS:
Investments, at cost	$ 90,576,243
Investments, at value	$ 82,661,334
Interest receivable	1,526,566
Due from Advisor	57,298
Prepaid expenses and other assets	23,820
Total Assets	84,269,018

LIABILITIES:
Payable for Fund shares redeemed	500,264
Due to other related parties	9,303
Accrued expenses and other liabilities	16,104
Total Liabilities	525,671

Net Assets	$ 83,743,347

NET ASSETS CONSIST OF:
Paid in capital	$ 89,892,606
Undistributed net investment income	67,463
Accumulated net realized gain on investments	1,698,187
Net unrealized depreciation on investments	(7,914,909)
Net Assets	$ 83,743,347
Shares of beneficial interest outstanding(a)	9,087,975
Net asset value, offering and redemption price per share	$ 9.21

(a) Unlimited number of shares of no par value beneficial interest authorized.

The accompanying notes are an integral part of these financial statements.

SMH Representation Trust
Statement of Operations
For the Year Ended June 30, 2013

Investment Income:
Interest income	$ 6,584,216
Total Investment Income	6,584,216

Operating Expenses:
Investment advisory fees	471,777
Administration fees	107,726
Registration fees	21,614
Compliance officer fees	15,441
Audit fees	12,500
Custody fees	9,306
Legal fees	7,688
Insurance expense	4,000
Trustees' fees	2,948
Printing expense	2,711
Non 12b-1 shareholder servicing fees	1,617
Miscellaneous expense	814
Total Operating Expenses	658,142
Less: Expenses waived and expenses reimbursed
by Advisor	(658,142)
Net Operating Expenses	-

Net Investment Income	6,584,216

Realized and Unrealized Gain (Loss) from Investments:
Net realized gain from:
Investments	4,085,211
Net change in unrealized depreciation on:
Investments	(5,723,624)
Net Realized and Unrealized Loss from Investments	(1,638,413)

Net Increase in Net Assets Resulting From Operations	$ 4,945,803

The accompanying notes are an integral part of these financial statements.

SMH Representation Trust
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2013	June 30, 2012
Operations:
Net investment income	$ 6,584,216	$ 6,610,038
Net realized gain from investments	4,085,211	1,452,287
Net change in unrealized depreciation on investments	(5,723,624)	(3,537,709)

Net increase in net assets resulting from operations	4,945,803	4,524,616

Distributions to Shareholders from:
Net investment income	(6,540,626)	(6,623,625)
Net realized capital gains	(2,451,149)	(4,813,836)
Total dividends and distributions to shareholders	(8,991,775)	(11,437,461)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold	20,585,214	30,988,280
Reinvestment of dividends and distributions	1,089,420	2,923,356
Cost of shares redeemed	(15,360,389)	(12,324,803)
Net increase in net assets from share transactions of beneficial interest	6,314,245	21,586,833

Total Increase in Net Assets	2,268,273	14,673,988

Net Assets:
Beginning of year	81,475,074	66,801,086
End of year*	$ 83,743,347	$ 81,475,074
* Includes undistributed net investment
income at end of year	$ 67,463	$ 23,873

Share Activity:
Shares Sold	2,161,435	3,148,318
Shares Reinvested	115,556	295,325
Shares Redeemed	(1,614,998)	(1,247,740)
Net increase in shares of beneficial interest outstanding	661,993	2,195,903

The accompanying notes are an integral part of these financial statements.

SMH Representation Trust
Financial Highlights
For a share outstanding throughout each period

		For the		For the		For the	For the
		Year Ended		Year Ended		Year Ended	Period Ended
		June 30, 2013		June 30, 2012		June 30, 2011	June 30, 2010	(A)

Net asset value, beginning of period		$ 9.67		$ 10.72		$ 10.03	$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income		0.73	(B)	0.94	(B)	0.97	0.08
Net realized and unrealized gain (loss) on investments		(0.18)		(0.32)		0.88	0.03
Total from investment operations		0.55		0.62		1.85	0.11

LESS DISTRIBUTIONS:
From net investment income		(0.73)		(0.94)		(0.98)	(0.08)
From net realized gains on investments		(0.28)		(0.73)		(0.18)	-
Total distributions		(1.01)		(1.67)		(1.16)	(0.08)

Net asset value, end of period		$ 9.21		$ 9.67		$ 10.72	$ 10.03

Total return (C)		5.80%		6.96%		18.73%	1.14%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 83,743		$ 81,475		$ 66,801	$ 63,498
Ratios to average net assets
Expenses, before waiver and reimbursement (F)		0.77%		0.79%		0.80%	1.50%	(E)
Expenses, net waiver and reimbursement (F)		0.00%		0.00%		0.00%	0.00%	(E)
Net investment income, before waiver and reimbursement (F)		6.91%		8.69%		8.09%	7.21%	(E)
Net investment income, net waiver and reimbursement (F)(G)		7.68%		9.48%		8.89%	8.71%	(E)
Portfolio turnover rate		61%		35%		61%	7%	(D)

(A)	The SMH Representation Trust commenced operations on May 24, 2010.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data
	for the period.
(C)

Total returns in the above table are historical in nature and represent the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Advisor not waived its fees and reimbursed expenses, total returns would have been lower.

(D)	Not annualized.
(E)	Annualized.
(F)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(G)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

SMH REPRESENTATION TRUST

NOTES TO FINANCIAL STATEMENTS

June 30, 2013

  ANNUAL REPORT

(1)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of twenty-two series. These financial statements include the following series: SMH Representation Trust (the “Fund”). The Fund is registered as non-diversified. The Fund’s investment advisor is SMH Capital Advisors, Inc. (the “Advisor” or “SMH”).

The Fund commenced operations on May 24, 2010. The Fund’s investment objective is to provide a high level of current income with capital appreciation as a secondary objective.

The Fund offers one class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

a)

Investment Valuation —The net asset values per share of the Fund are determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each day when the NYSE is open for trading. Securities for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”), if there were no sales on that day, at its last reported current bid price; (b) debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (“Trustees”) using methods which include current market quotations from a major market maker in securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; (c) short-term money market instruments (such as certificates of deposit, bankers’ acceptances and commercial paper) are most often valued by bid quotations or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All of these prices are obtained from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers. Short-term securities with remaining maturities of sixty days or less for which market quotations and information from pricing services are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. In the absence of an ascertainable market value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (prior to the time the NAV is calculated) that materially affects fair value, assets are valued at their fair value as determined by the Advisor using methods and procedures reviewed and approved by the Trustees.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable. No single standard for determining fair value exists, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under GAAP are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities and identical securities in inactive       markets, interest rates, amortized cost, credit risk, etc.)

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

SMH REPRESENTATION TRUST

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2013

    ANNUAL REPORT

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2013, for the Fund’s assets and liabilities measured at fair value:

Security Classifications (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Level 3 (Unobservable Inputs)(d)	Totals
Common Stock (b)	$ -	$ -	$ -	$ -
Convertible Corporate Bonds (c)	-	6,640,009	334,006	6,974,015
Corporate Bonds (c)	-	75,379,842	-	75,379,842
Short-Term Investments	307,477	-	-	307,477
Total	$ 307,477	$ 82,019,851	$ 334,006	$ 82,661,334

(a)There were transfers into or out of Level 1 and Level 2 during the year. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

(b) For a detailed break-out of common stock by industry classification, please refer to the Schedule of Investments.

(c) All convertible corporate bonds and corporate bonds held in the Fund are Level 2 securities with the exception of one convertible corporate bond which is a Level 3 security. For a detailed break-out of bonds by industry classification, please refer to the Schedule of Investments.

(d) Included in Level 3 is Trump Entertainment Resorts, an unlisted security, with $0 market value and $0 change in unrealized depreciation from prior year. Also included is Energy Conversion Devices, Inc., an escrow receipt, with $334,006 market value and $184,148 change in unrealized appreciation from prior year.

The following amounts were transfers in/(out) of Level 2 assets:

There were no transfers from Level 1 to Level 2.

The following is a reconciliation of assets for which Level 3 inputs were used in determining value:

	Trump Entertainment Resorts, Inc.	Energy Conversion Devices, Inc.
Common Stock
Beginning balance June 30, 2012	$ -	$ -
Total realized gain/(loss)	-	-
Change in unrealized depreciation	-	-
Capital Distribution	-	-
Tax Basis Adjustment	-	-
Net transfers in/(out) of Level 3	-	334,006
Ending balance June 30, 2013	$ -	$ 334,006

The total change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at June 30, 2013, was $184,148.

SMH REPRESENTATION TRUST

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2013

   ANNUAL REPORT

b)

Federal Income Tax—The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the year ended June 30, 2013, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of June 30, 2013, the Fund did not incur any interest or penalties. As required, management has analyzed the Fund’s tax positions taken or to be taken on Federal income tax returns for all open tax years (tax period or year ended June 30, 2010, June 30, 2011, June 30, 2012 and June 30, 2013) and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, U.S. Federal, Nebraska, and foreign jurisdictions. No examination of the Fund’s tax return is presently in progress.

c)

Distribution to Shareholders—Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date.

d)

Other—Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

e)

Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f)

Commitments and Contingencies—In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

(2)

INVESTMENT TRANSACTIONS

For the year ended June 30, 2013, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$ 56,487,062	$ 49,473,007

There were no government securities purchased or sold during the year.

(3)

MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

SMH acts as investment manager to the Fund pursuant to the terms of the Investment Advisory Agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Advisor manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Advisor provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Advisor, as of the last day of each month, an annualized fee equal to 0.55% of average net assets of the Fund, such fees to be computed daily based upon daily

SMH REPRESENTATION TRUST

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2013

ANNUAL REPORT

average net assets of the Fund. For the year ended June 30, 2013, management fees of $471,777 were incurred by the Fund, before the waiver and reimbursement described below. As of June 30, 2013, there were no advisory fees payable to the Advisor.

The Advisor and the Fund have entered into an Expense Limitation Agreement under which the Advisor has agreed to waive 100% of its investment advisory fee and reimburse the ordinary operating expenses of the Fund through October 31, 2013. If the Advisor were to charge the Fund for its investment advisor services, the Advisor would be paid a monthly management fee at the annual rate of 0.55% of the average daily net assets of the Fund. However, the Fund is an integral part of one or more “wrap fee” programs sponsored by investment advisors or broker dealers that are not affiliated with the Advisor or the Fund. Participants in these programs pay a “wrap” fee to the sponsor of the program, a portion of which is paid to the Advisor pursuant to one or more agreements between the Advisor and the program sponsors. The Advisor pays expenses incurred by it in connection with acting as the advisor to the Fund, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and certain other expenses paid by the Fund (as detailed in the Advisory Agreement). The Advisor pays for all employees, office space and facilities required by it to provide services under the Advisory Agreement, with the exception of specific items of expense (as detailed in the Advisory Agreement). Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees.

For the year ended June 30, 2013, the Advisor waived advisory fees of $471,777 and reimbursed expenses of $186,365. As of June 30, 2013, the Advisor owed the Fund $57,298 under the terms of the Expense Limitation Agreement. The Advisor may recapture $562,563, no later than June 30, 2014, $548,988, no later than June 30, 2015 and $658,142, no later than June 30, 2016, subject to the terms of the Expense Limitation Agreement.

Officers of the Trust and Trustees who are "interested persons" of the Trust or the Advisor will receive no salary or fees from the Trust.  Trustees who are not "interested persons" as that term is defined in the 1940 Act, will be paid a quarterly retainer of $250 per fund in the Trust and $500 per special board meeting attended at the discretion of the Chairman.  Currently, the Chairman of the Trust’s Audit Committee receives an additional quarterly fee of $750. Effective April 1, 2013, the Chairman of the Trust’s Audit Committee will receive a quarterly fee of $100 per fund. The fees paid to the Trustees are paid in fund shares and allocated pro rata among the funds in the complex. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at such meetings.

A Trustee and Officer of the Trust is also the controlling member of MFund Services and Catalyst Capital Advisors LLC (an investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacity.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

An Officer of the Fund is an employee of GFS, and is not paid any fees directly by the Trust for serving in such capacity.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Fund based on average daily net assets of the Fund. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse the Fund’s Distributor and Manager for distribution related expenses. The Plan has not been activated by the Fund and the Fund has no present intention to activate the Plan. For the year ended June 30, 2013, the Fund did not incur any 12b-1 expenses.

(5)

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the following periods was as follows:

SMH REPRESENTATION TRUST

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2013

    ANNUAL REPORT

As of June 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis undistributed net investment income is primarily attributable to the tax treatment of defaulted bond income.

(6)

RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

(7)

SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the SMH Representation Trust and

the Board of Trustees of the Mutual Fund Series Trust

We have audited the accompanying statement of assets and liabilities of the SMH Representation Trust, a series of shares of beneficial interest of Mutual Fund Series Trust (the "Fund"), including the schedule of investments, as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period May 24, 2010 (commencement of operations) through June 30, 2010.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the SMH Representation Trust, as of June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for the each of the years in the three-year period then ended and for the period May 24, 2010 through June 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 29, 2013

SMH REPRESENTATION TRUST

June 30, 2013 (Unaudited)

ANNUAL REPORT

Approval of Interim and New Advisory and Sub-Advisory Agreements for SMH Representation Trust

The Board of Trustees of Mutual Fund Series Trust (the “Trust”), including the Independent Trustees, unanimously approved Interim and New Advisory Agreements for SMH Representation Trust (the “Fund”), between the Trust and SMH Capital Advisors, Inc. (“SMH” or the “Adviser”), and Interim and New Sub-Advisory Agreement for the Fund between Catalyst Capital Advisers LLC ("Catalyst") and SMH at a meeting of the Board of Trustees held on May 16, 2012.

In connection with their deliberations, the Board reviewed materials prepared by Adviser with respect to the Fund.  The Trustees discussed the corporate organization of SMH and noted that SMH is not affiliated with the transfer agent, underwriter or custodian, and therefore will not derive any benefits from the relationships these parties have with the Trust.  SMH may benefit indirectly from the 12b-1 fees of the Funds to the extent that the fees are used successfully to grow the assets of the Funds.

As to the nature, extent and quality of the services provided by SMH to the Fund, the Trustees reviewed SMH’s responses to a series of questions regarding the services provided by SMH, as well as information on the corporate structure, officers, owners and compliance record of SMH.  The Trustees then discussed the nature of the SMH’s operations, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board then reviewed financial information for SMH provided by the firm. The Trustees concluded that the adviser has provided a level of service consistent with the Board’s expectations.

As to the Fund’s performance on a comparative basis, the Trustees reviewed the Fund’s performance for the 2011 period and compared the performance to that of a group of similarly managed funds and a benchmark index. The Board noted that the Fund had underperformed its respective peer group averages and benchmark index for the year. The Trustees acknowledged that 2011 was a challenging year in the markets and for the advisor. Following discussion, the Board concluded that each Fund’s performance was acceptable. The Board noted that no change to the investment personnel servicing the Fund was anticipated as a result of the Transaction.

The Board considered the profits realized by the adviser in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  The Trustees concluded that the adviser’s level of profitability from its relationship with the Fund was not excessive.

As to comparative fees and expenses, the Trustees considered the management fee paid by the SMH Representation Trust and compared that fee to the management fees paid by funds in a peer group.  The Board further noted that the advisor has contractually agreed to waive all fees and/or reimburse all ordinary expenses of the Fund so long as the Fund is used exclusively for “wrap account” programs and that SMH’s has agreed to continue such waiver of fees and expenses after the Transaction.    Following discussion, the Trustees concluded that the management fee for the SMH Fund was reasonable.

As to economies of scale, the Board considered whether there will be economies of scale with respect to the management of the Fund and whether there is the potential for realization of any further economies of scale.  After discussion, it was noted that because of the Fund’s size, economies of scale were unlikely to be realized in the near future and consequently, were not a relevant consideration at this time.

As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Management Agreement between the Trust and SMH is in the best interests of the SMH Fund and its shareholders.

SMH REPRESENTATION TRUST

TRUSTEES AND OFFICERS (Unaudited)

Management Information. Following are the Trustees and Officers of the Trust, their address and year of birth, their present position with the Trust, and their principal occupation during the past five years.  In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees and Officers, who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Manager, are indicated in the table.  The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-888-329-4246.

Disinterested Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term* and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Manager of PTL Real Estate LLC, a real estate/investment firm since 2001.	22	Variable Insurance Trust since 2011
Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., since 1994.	22	Variable Insurance Trust since 2011
Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991	22	Variable Insurance Trust since 2011

Interested Trustee** and Officers

Name, Address Year of Birth	Position(s) Held with Registrant	Term* and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Jerry Szilagyi 22 High Street Huntington, NY 11743 Year of Birth: 1962	Trustee, President and Secretary	Trustee since 7/2006; President since 2/2012; Secretary since 2/2013	Managing Member, Catalyst Capital Advisors LLC, 1/2006- present; President, MFund Distributors LLC, 10/12-present; President, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to present; President, Mutual Advisors, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	23	Variable Insurance Trust since 2010
Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President of Gemini Fund Services, LLC (since 2011); Assistant Vice President, Gemini Fund Services, (2007 - 2012); Senior Accounting Manager, Fixed Income, Dreyfus Corporation (2002 to 2007).	N/A	N/A
Steve Troche 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1984	Assistant Secretary	Since 2/2013	Junior Paralegal, Gemini Fund Services, LLC, since 2012; Legal Assistant, Gemini Fund Services, LLC, 2011 to 2012; MetLife, Financial Services Representative, 2008 to 2010.	N/A	N/A
Debra Brown CCO Compliance 1140 Avenue of the Americas, 9th Floor New York, NY 10036 Year of Birth: 1962	Chief Compliance Officer	Since 7/2012	Chief Compliance Officer, CCO Compliance Services, LLC 7/2012 to present; Attorney, Brown & Associates LLC 9/2000 to the present	N/A	N/A

* The term of office of each Trustee is indefinite.

** The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of an advisor that manages a series of the Trust.

SMH REPRESENTATION TRUST

ADDITIONAL INFORMATION (Unaudited)

June 30, 2013                                                                                ANNUAL REPORT

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

SMH REPRESENTATION TRUST

Expense Examples (Unaudited)

June 30, 2013

ANNUAL REPORT

Information About Your Fund’s Expenses – SMH Representation Trust (the “Fund”)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as the redemption fees imposed by the Fund for certain redemptions by wire; and (2) ongoing costs, including management fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual table below illustrates an example investment of $1,000 at the beginning of the period and held for the entire period of 01/01/13 through 06/30/13. The “hypothetical” table assumes an investment made on 01/01/13 and held for the entire period of 01/01/13 through 06/30/13. Please note that this table is unaudited.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made on 01/01/13). You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Fund’s prospectus.

Expenses and Value of a $1,000 Investment for the period from 01/01/13 through 06/30/13

	Beginning	Ending Account
	Account Value	Value	Expenses Paid
Actual Fund Return (in parentheses)	01/01/13	6/30/13	During Period**

SMH Representation Trust (+2.80%)	$ 1,000.00	$ 1,026.90	$ 0.00

	Beginning	Ending Account
	Account Value	Value	Expenses Paid
Hypothetical 5% Fund Return	01/01/13	6/30/13	During Period**

SMH Representation Trust	$1,000.00	$1,024.79	$ 0.00

** Expenses are equal to the Fund’s annualized expenses ratio of 0.00%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Mutual Fund Series Trust

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

ADVISOR

SMH Capital Advisors, Inc.

4800 Overton Plaza

 Suite 300

Fort Worth, TX 76109

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

TRANSFER AGENT

Gemini Fund Services, LLC

17605 Wright Street

Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street

26th Floor

Philadelphia, PA  19103

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street

Suite 1700

Columbus, OH 43215

CUSTODIAN BANK

Huntington National Bank

7 Easton Oval

Columbus, OH  43215

ITEM 2. CODE OF ETHICS.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2013	2012
SMH Representation Trust	12,500	11,000

(b)

Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2013	2012
SMH Representation Trust	2,000	2,000

(d)

All Other Fees.   The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2013 and 2012 respectively.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended June 30, 2013 and 2012 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President,
Date: September 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: September 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: September 3, 2013